Exhibit 99.1

Viasat Completes Acquisition of Inmarsat

Transaction Creates a New Global Partner in Satellite Communications

CARLSBAD, Calif., May 31, 2023—Viasat Inc., (NASDAQ: VSAT), a global communications company, today announced the completion of its acquisition of Inmarsat.

The combined company enhances our scale and scope to continue to drive growth in the increasingly dynamic and competitive satellite communications industry. The company’s assets, once fully integrated, are expected to increase the pace and scope of innovation in the global satellite connectivity sector, offering new and improved capabilities to customers that will address the ever-increasing speed, flexibility, reliability, coverage and security they demand.

“We are thrilled to welcome Inmarsat’s employees, customers, shareholders and partners into the Viasat ecosystem,” said Mark Dankberg, Chairman and CEO, Viasat. “The combination of our companies brings together the people, technology, innovation, network assets, spectrum resources and global partnerships needed to help connect the world more affordably, securely and reliably. Together, we believe we are positioned to offer customers a multi-layered network that gives them the right connectivity at the right time, place and price.

“Thanks to all those who worked so tirelessly and thoroughly to complete this transaction,” said Dankberg. “I’d also like to thank the Viasat team and the leadership team at Inmarsat, especially the contributions of Rajeev Suri, Inmarsat CEO, and Andy Sukawaty, Inmarsat Chairman. Rajeev and Andy will be joining the Viasat Board of Directors as representatives of the prior Inmarsat private equity ownership consortium. I look forward to their continued contributions to the company.”

In connection with the appointment of Rajeev and Andy, The Baupost Group will no longer serve in a non-voting observer capacity to the Viasat Board of Directors. “I would like to thank The Baupost Group, and in particular Seth Klarman and Greg Ciongoli, for their valuable contributions to boardroom discussions over the last five years, and for their strategic insights and support of the Inmarsat acquisition,” said Dankberg.

The combined company will continue to be led by Mark Dankberg as Chairman and CEO and Guru Gowrappan as President. Viasat also reconfirmed that its new global international business headquarters will be in London. Corporate headquarters will continue to be in Carlsbad, California. Further decisions regarding organizational structure and leadership will be determined as part of the ongoing integration process.

“Our goal is to be the undisputed leader in satellite communications with a sharp focus on providing the best products and services for our customers,” said Gowrappan. “We are more than the sum of our parts. This combination broadens the global fixed and mobile services available to customers in an industry-defining moment. We intend to move quickly to bring the best from each company together in a way that creates much deeper value for our stakeholders and ensures we deliver on our synergy commitments.”

“Satellite communications is a hugely significant and strategic global market for the U.K. space sector, now poised for an exciting next phase,” said George Freeman MP, the U.K.’s Minister of State at the Department of Science, Innovation & Technology. “The combination of Viasat and Inmarsat creates a global leader in satellite communications here in the U.K. It brings significant investment, hundreds of new highly skilled jobs and will serve as a catalyst for substantial economic growth. Having met both companies, I look forward to working with them as we use the U.K.’s regulatory freedom and leadership to support advanced technologies to boost the space economy’s productivity, profitability and sustainability.”

The closing of the Inmarsat acquisition enables the companies to bring together spectrum, satellite, and terrestrial assets, including 19 satellites in space spanning Ka-, L- and S- bands. These complementary assets are expected to deliver connectivity and key safety services across maritime, aviation, government and consumer markets with speed and reliability of connection front of mind.

Under the terms of the purchase agreement, at the closing of the transaction, Inmarsat’s shareholders received an aggregate of $551 million in cash, subject to adjustments, and approximately 46.36 million shares of common stock. The cash portion of the purchase price was reduced from $850 million to $551 million after Inmarsat paid a $299 million special dividend to its shareholders in April 2022. The shares issued to the Inmarsat shareholders at the closing represent an aggregate of approximately 37.6% of the total shares of Viasat common stock on a fully diluted basis, with no Inmarsat shareholder receiving shares representing 10% or more. In connection with closing of the acquisition on May 30, 2023, Viasat drew down on approximately $1.35 billion of its committed financing package, including a $617 million secured term loan facility and a $733 million unsecured bridge loan. The lower financed amount reflects in part the reduction in the cash component of the purchase price.

Advisors

PJT Partners served as financial advisor to Viasat. Latham & Watkins LLP and Linklaters served as legal advisors to Viasat. Barclays, J.P. Morgan Securities plc and Trinity Advisers acted as financial advisors to Inmarsat. Kirkland & Ellis, Clifford Chance and Steptoe & Johnson LLP served as legal advisors to Inmarsat and its majority shareholders.

Viasat, Inc. Contacts

Deb Green, Public Relations—Corporate, +1 (678) 395-0122, PR@viasat.com

Paul Froelich/Peter Lopez, Investor Relations, +1 (760) 476-2633, IR@viasat.com

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About Viasat

Viasat is a global communications company that believes everyone and everything in the world can be connected. With offices in 24 countries around the world, our mission shapes how consumers, businesses, governments and militaries around the world communicate and connect. Viasat is developing the ultimate global communications network to power high-quality, reliable, secure, affordable, fast connections to positively impact people’s lives anywhere they are—on the ground, in the air or at sea, while building a sustainable future in space. On May 30, 2023, Viasat completed its acquisition of Inmarsat, combining the teams, technologies and resources of the two companies to create a new global communications partner. Learn more at www.viasat.com, the Viasat News Room or follow us on Facebook, Instagram, LinkedIn, Twitter or YouTube.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include statements that refer to the expected benefits, synergies, growth and scale opportunities and other financial and operating benefits resulting from the Inmarsat acquisition; the anticipated operations, financial position, liquidity, performance, prospects or growth and scale opportunities following the closing of the Inmarsat acquisition; the benefits to customers provided by the combined company; integration activities; the performance and anticipated benefits of the combined company’s satellites; and the expected investments of the combined company in the U.K. space industry. Readers are cautioned that actual results could differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: the ability of Viasat to successfully integrate Inmarsat operations, technologies and employees; the ability to realize anticipated benefits and synergies of the Inmarsat acquisition, including the expectation of enhancements to Viasat’s products and services, greater revenue or growth opportunities, operating efficiencies and cost savings; the ability to ensure continued performance and market growth of the combined company’s business; changes in the global business environment and economic conditions; the availability and cost of credit; risks associated with the construction, launch and operation of satellites, including the effect of any anomaly, operational failure or degradation in satellite performance; the combined company’s ability to successfully develop, introduce and sell new technologies, products and services; the combined company’s reliance on a limited number of third parties to manufacture and supply their respective products; the risk of litigation or regulatory actions; Viasat’s and the combined company’s level of indebtedness and ability to comply with applicable debt covenants; and other factors affecting the communications industry generally. In addition, please refer to the risk factors contained in Viasat’s SEC filings available at www.sec.gov, including Viasat’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the definitive proxy statement filed in connection with the transaction, and such reports that are subsequently filed with the SEC. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Viasat undertakes no obligation to update or revise any forward-looking statements for any reason.